Retirement Plans and Postretirement Costs (Details) (USD $) In Thousands, unless otherwise specified	Jun. 29, 2014
Pension and SERP
Amounts Included in Accumulated Other Comprehensive Loss, Net of Tax
Prior service cost (credit)	$ 28
Net actuarial loss	15,232
Total	15,260
Postretirement
Amounts Included in Accumulated Other Comprehensive Loss, Net of Tax
Prior service cost (credit)	(2,184)
Net actuarial loss	3,711
Total	$ 1,527